Manor
Investment Funds

4th Quarter Report
December 31, 2024
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2024

Dear Fellow Shareholders:

The stock market extended its rally again during the 4th Quarter of 2024 posting strong positive returns. Expectations that the Fed would continue to ease policy by reducing interest rates fueled the move. The Fed policy shift, however, raised concerns about stronger growth and a rebound in inflation among bond investors leading to higher yields on fixed income securities.

AI Wrote (most of) This Commentary

Breakthroughs in computing capacity and the development of large language models has pushed Artificial Intelligence (AI) to the forefront of investment discussions. To illustrate its capabilities I asked ChatGPT for a 500 word summary of financial market activity. The result is the following:

In 2024, the stock and bond markets navigated a landscape marked by elevated volatility and shifting economic dynamics. The stock market faced challenges primarily due to the Federal Reserve's continued efforts to combat inflation through aggressive interest rate hikes. Following a trend that began in 2022, the Fed's tightening monetary policy resulted in higher borrowing costs, which impacted consumer spending and corporate earnings. As a consequence, various sectors reacted differently; technology and consumer discretionary stocks struggled under increased costs, while sectors like energy and utilities benefited from robust commodity prices stemming from geopolitical disruptions and supply constraints.

Investor sentiment fluctuated throughout the year, influenced by corporate earnings reports that initially indicated resilience but later revealed vulnerabilities as operational costs mounted. The S&P 500 experienced periods of decline, reflecting uncertainty surrounding the sustainability of economic growth amid tightening financial conditions. Notably, growth stocks were particularly affected, as higher interest rates discounted their future earnings potential, while value stocks gained favor as investors sought stability and dividend income in an uncertain environment.

In the bond markets, 2024 was characterized by rising yields, as the Fed's actions led to a sharp increase in interest rates. This environment prompted a flight to quality among investors, seeking the relative safety of U.S. Treasuries and high-quality corporate bonds. The yield curve exhibited signs of inversion, a phenomenon often associated with recession signals, further complicating the outlook for fixed-income investors. Nevertheless, higher yields made bonds more attractive compared to previous years, drawing interest from conservative investors looking for income and capital preservation.

As we look toward 2025, the prospects for both stock and bond markets will heavily depend on the trajectory of inflation and the Fed's monetary policy response. Should inflation show signs of a sustained decline, the Fed may pivot towards a more accommodative stance, potentially revitalizing the equity markets. This scenario could lead to a resurgence in growth stocks, as lower rates would improve their valuation outlook. Conversely, if inflation continues to pose a challenge, the Fed might opt for further tightening, which could exacerbate downward pressure on both stock and bond markets.

Moreover, the geopolitical landscape remains a critical factor influencing market dynamics. Ongoing issues such as tensions in major economies, trade relations, and energy supply disruptions could create volatility. Investors will need to remain vigilant, as shifts in policy or international relations can rapidly alter market sentiment. The outlook for 2025 is cautiously optimistic, contingent on effective inflation management and economic stability.

The Manor Fund

The Manor Fund rose 3.47%, net of all fees and expenses, during the quarter ending December 31, 2024, outperforming the S&P 500 index return of 2.41%, and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 1.20%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index for the trailing year ending December 31, 2024 with a return of 20.06% for the Fund compared to the S&P 500 index return of 25.02% and 23.52% for the Morningstar average. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 6.85% for the Fund compared to 8.98% for the S&P 500 index, and 8.58% for the Lipper index. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 10.84% and 8.47%, compared to 14.55%, and 13.12% for the S&P 500 index, and 13.51%, and 12.09% for the Lopper index.

During the 4th quarter of 2024 the Fund was helped by strong performance from Applovin Corporation, Apollo Global Management, Netflix, Inc., Booking Holdings, Inc., and Vertiv Holdings Co. Applovin Corporation, a recent addition to the portfolio, rose steadily early in the quarter, and then jumped significantly higher when the company announced operating results. Applovin reported revenue and earnings that exceeded expectations, very strong revenue growth, and raised revenue guidance for the coming quarter. Applovin also announced an increase in its share repurchase authorization. The shares of Apollo Global Management rebounded from a pullback last quarter and rose steadily. The rebound gained momentum when the company reported strong revenue growth and a substantial increase in assets under management. The shares of Netflix jumped higher when the company announced operating results. The company reported strong revenue growth, earnings that beat expectations, and raised revenue and earnings guidance for the next quarter. The shares continued to move higher over the balance of the quarter following the strong operating results. The shares of Booking Holdings moved higher early in the quarter, rebounding from an earlier decline. The move higher accelerated when the company announce operating results. Booking reported revenue and earnings that beat expectations and a strong increase in both room nights booked and gross travel bookings. The shares of Vertiv Holdings, a recent addition to the portfolio, rose steadily throughout the quarter. The company reported earnings and revenue that beat expectations, strong revenue growth, and raised earnings expectations for the coming quarter. Vertiv also raised its regular cash dividend by 50%.

Notable laggards during the 3rd Quarter of 2024 include Applied Materials, Elevance Health, Inc., Avery Dennison Corp., and Devon Energy Corp. The shares of Applied Materials declined through much of the quarter, extending a decline that began last quarter. The company reported revenue and earnings that exceeded expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The shares declined, however, as investors focused on the weak revenue year-over-year revenue growth for this provider of semiconductor manufacturing equipment. The shares of Elevance Health fell sharply when the company announced operating results. The company reported earnings that missed expectations and lowered earnings guidance for the fiscal year. The shares of DR Horton, one of the top performers in the portfolio last quarter, fell after the company reported disappointing quarterly results. Horton missed revenue and earnings expectations and lowered revenue guidance for the fiscal year. The weak operating results, coupled with the growing expectation that the Fed would slow the pace of interest rate cuts, triggered a decline in

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND
Schedule of Investments - December 31, 2024
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.4%		
Consumer Discretionary – 10.4%		
Booking Holdings	84	417,347
D. R. Horton, Inc.	2,226	311,239
Lowes Companies	1,147	283,080
		1,011,666
Consumer Staples – 4.0%		
Kroger Company	3,144	192,256
PepsiCo, Inc.	1,318	200,415
		392,671
Energy – 5.5%		
Devon Energy	6,811	222,924
Valero Energy	2,519	308,804
		531,728
Financial – 13.9%		
Apollo Global	3,023	499,279
J P Morgan	1,680	402,713
Metlife, Inc.	2,279	186,605
PNC Financial	1,424	274,618
		1,363,215
Health Care – 9.2%		
AbbVie, Inc.	1,810	321,637
Cencora, Inc.	1,276	286,692
Elevance Health	777	286,635
		894,964
Industrial – 6.4%		
Cummins, Inc.	1,121	390,781
Northrop Grumman	498	233,706
		624,487
Information Technology – 33.6%		
Applied Materials	3,598	585,143
AppLovin Corp.*	2,370	767,477
Microsoft Corp.	1,332	561,438
NetApp, Inc.	1,907	221,365
Nvidia Corp.	2,400	322,296
Palo Alto Netwrks*	1,890	343,904
Vertiv Holdings	4,122	468,300
		3,269,923
Materials – 4.3%		
Avery Dennison	2,244	419,920
		419,920
Communication Services – 7.5%		
Alphabet Inc. Cl A	1,658	313,859
Netflix, Inc.*	469	418,029
		731,888
Real Estate Investment Trust – 3.6%		
Equinix, Inc.	371	349,812
		349,812
TOTAL COMMON STOCKS (Cost $ 4,050,611)		9,590,274
SHORT-TERM INVESTMENTS – 1.6%		
1st Amer. Gov. Fund	153,083	153,083
TOTAL SHORT-TERM INVESTMENTS (Cost $ 153,083)		153,083
TOTAL INVESTMENTS – 100.0% (Cost $ 4,203,694)		9,743,357
Other Assets less Liabilities – Less than 0.1%		2,812
NET ASSETS 100.0%		$ 9,746,169

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - December 31, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2024

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**3.47 %**	2.41 %	1.44 %
1-Year	**20.06 %**	25.05 %	21.43 %
3-Year Annualized	**6.85 %**	8.94 %	7.22 %
5-Year Annualized	**10.84 %**	14.52 %	12.50 %
10-Year Annualized	**8.47 %**	13.10 %	11.57 %
Annualized since inception 9/26/95	**7.12 %**	10.21 %	8.32 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applovin Corp.	7.9 %
Applied Materials	6.0 %
Microsoft Corp.	5.8 %
Apollo Global	5.1 %
Vertiv Holdings	4.8 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	33.6 %
Financials	13.9 %
Consumer Disc.	10.4 %
Health Care	9.2 %
Communication	7.5 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - December 31, 2024

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.1%		
Consumer Discretionary – 6.1%		
Amazon.com Inc.*	4,903	1,075,669
		1,075,669
Consumer Staples – 0.9%		
Dollar Tree, Inc.*	2,208	165,468
		165,468
Energy – 2.1%		
EOG Resources	3,040	372,643
		372,643
Financial – 7.7%		
Apollo Global	5,319	878,486
Mastercard, Inc.	887	467,068
		1,345,554
Health Care – 15.7%		
AbbVie, Inc.	2,306	409,776
Eli Lilly & Co.	1,278	986,616
Regeneron Pharma*	501	356,878
Thermo Fisher	865	449,999
UnitedHealth	1,091	551,893
		2,755,162
Industrial – 5.9%		
United Rentals, Inc.	1,462	1,029,891
		1,029,891
Information Technology – 45.2%		
Akamai Tech., Inc.*	3,191	305,219
Apple, Inc.	9,124	2,284,832
AppLovin Corp.*	4,192	1,357,496
Microsoft Corp.	2,213	932,779
Nvidia Corp.	4,044	543,069
Palo Alto Netwrks *	3,272	595,373
Qualcomm, Inc.	3,024	464,547
Salesforce.Com	1,893	632,887
Vertiv Holdings	7,212	819,355
		7,935,557
Material – 3.5%		
Sherwin Williams	1,810	615,273
		615,273
Communication Services – 11.0%		
Alphabet Inc. Cl A	3,167	599,513
Alphabet Inc. Cl C	3,172	604,076
Netflix, Inc.*	822	732,665
		1,936,254
TOTAL COMMON STOCKS (Cost $6,196,201)		17,231,471
SHORT-TERM INVESTMENTS – 1.9%		
1st Amer. Gov. Fund	335,720	335,720
TOTAL SHORT-TERM INVESTMENTS (Cost $ 335,720)		335,720
TOTAL INVESTMENTS – 100.0% (Cost$ 6,531,921)		17,567,191
Other Assets less Liabilities – Less than 0.1%		2,531
NET ASSETS – 100.0%		17,569,722

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - December 31, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index


45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending December 31, 2024

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**6.68 %**	2.41 %	7.46 %
1-Year	**24.46 %**	25.05 %	28.98 %
3-Year Annualized	**8.07 %**	8.94 %	6.96 %
5-Year Annualized	**15.37 %**	14.52 %	15.71 %
10-Year Annualized	**12.55 %**	13.10 %	14.43 %
Annualized since inception 6/30/99	**7.80 %**	7.84 %	6.78 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	13.0 %
Applovin Corp.	7.7 %
Amazon.com	6.1 %
United Rentals	5.9 %
Eli Lilly & Co.	5.6 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	45.2 %
Health Care	15.7 %
Communication	11.0 %
Financials	7.7 %
Consumer Disc.	6.1 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - December 31, 2024

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.1%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	383,188
U.S. Treasury 1.500 % Due 08-15-26	150,000	143,578
U.S. Treasury 2.875 % Due 05-15-28	100,000	95,531
U.S. Treasury 1.750 % Due 11-15-29	325,000	288,234
U.S. Treasury 0.625 % Due 05-15-30	175,000	143,637
U.S. Treasury 4.125 % Due 11-15-32	650,000	634,258
U.S. Treasury 4.250 % Due 11-15-34	750,000	730,898
TOTAL U.S. GOVERNMENT BONDS		2,419,324
(Cost $ 2,513,451)		
SHORT-TERM INVESTMENTS – 2.6%		
1st American Treasury Obligation Fund	66,660	66,660
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 66,660)		66,660
TOTAL INVESTMENTS – 98.7%		
(Cost $ 2,580,111)		2,485,984
Other Assets less Liabilities – Net 1.3%		33,128
NET ASSETS - 100.0%		$ 2,519,112

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - December 31, 2024

(Unaudited)

Fund Performance

Investment Performance vs. the Barclay's Int. Treasury Index and the Lipper Gov't Index



10%
5%
0%
-5%
-10%
-15%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2024

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**-2.07 %**	-3.20 %	-1.70 %
1-Year	**0.96 %**	0.77 %	2.42 %
3-Year Annualized	**-1.10 %**	-2.49 %	-0.50 %
5-Year Annualized	**-0.12 %**	-0.56 %	0.48 %
10-Year Annualized	**0.28 %**	0.75 %	1.23 %
Annualized since inception 6/30/99	**1.50 %**	3.18 %	3.21 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.250% Due 11-15-34	29.0 %
US Treasury 4.125% Due 11-15-32	25.2 %
US Treasury 0.500% Due 02-28-26	15.2 %
US Treasury 1.750% Due 11-15-29	11.4 %
US Treasury 0.625% Due 05-15-30	5.7 %

(Continued from page 3)
the shares back to mid-year levels. The shares of Avery Dennison fell after the company reported quarterly results. Avery Dennison announced earnings that beat expectations but weak revenue growth. The company reaffirmed earnings guidance for the fiscal year but the guidance was not enough to overcome the weak revenue growth. The shares of Devon Energy fell through much of the quarter extending a downtrend in the energy sector that stretched back to early in the year. Devon reported earnings that beat expectations, revenue in line with expectations, and an increase in its production forecast. Much of the weakness in the energy sector is due to concerns about economic growth and weak pricing as global production is growing faster that global demand.

The Growth Fund

The Manor Growth Fund rose 6.68%, net of all fees and expenses, during the quarter ended December 31, 2024, outperforming both the S&P 500 index return of 2.41% and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index return of 5.52%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index over the year ended December 31, 2024 with a return of 24.46% for the Fund, compared to 25.02% for the S&P 500 index, and 30.72% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-years with a return of 8.07% for the Fund, compared to 8.98% for the S&P index, and 8.59% for the Lipper index. The Fund outperformed the S&P 500 index but underperformed the Lipper index during the trailing 5-years with of return of 15.37% for the Fund compared to returns of 14.55% for the S&P 500 and 16.73% for comparable funds. The Fund underperformed the S&P 500 index and the Lipper index for the trailing 10-year period with returns of 12.55% for the Fund compared to 13.12% and 14.94% for the S&P index and the Lipper index, respectively.

During the 4th Quarter of 2024, the Fund was helped by strong performance from Applovin Corporation, Apollo Global Management, Amazon.com Ltd., Apple Inc., and Alphabet, Inc. Applovin Corporation, a recent addition to the portfolio, rose steadily early in the quarter, and then jumped significantly higher when the company announced operating results. Applovin reported revenue and earnings that exceeded expectations, very strong revenue growth, and raised revenue guidance for the coming quarter. Applovin also announced an increase in its share repurchase authorization. The shares of Apollo Global Management rebounded from a pullback last quarter and rose steadily. The rebound gained momentum when the company reported strong revenue growth and a substantial increase in assets under management. The shares of Amazon moved higher through much of the quarter. The company reported revenue and earnings that exceeded expectations, strong year-over-year revenue growth, and reaffirmed revenue guidance for the coming quarter. The shares of Apple, among the top performers last quarter, rose after the company announced operating results. Apple reported earnings that exceeded expectations and year-over-year growth in both iPhone revenue and Services revenue. The shares of Alphabet, parent company of Google, rose after the company announced operating results. The company reported revenue and earnings that exceeded expectations, with strong gains in Google Advertising and Google Cloud revenue.

Notable laggards during the 4th Quarter of 2024 include Regeneron Pharmaceuticals, United Rentals, Inc., Eli Lilly & Co., Thermo Fisher Scientific, and UnitedHealth Group, Inc. It is interesting to note that four of these five weak performers are in the health care sector. The shares of Regeneron fell steadily throughout the quarter, extending a decline the all-time high in September of this year. The company reported revenue and earnings that exceeded expectations and double digit revenue growth. Weakness in the shares reflects investor concerns that top-line revenue growth could be slowing. The shares of United Rentals, among the top performers in the portfolio last quarter, fell sharply in December. The company reported lackluster results earlier in the quarter but the stock pulled back modestly. United Rentals reported earnings that missed expectations, single digit revenue growth, and issued in-line revenue guidance. The stock then fell in December on concerns that the Fed would not cut interest rates as fast and as far as had been expected when the Fed initially reversed policy. That reversal, coupled with conflicting economic statistics triggered concern that the Fed policy change could trigger a recession. The shares of Eli Lilly fell from all-time highs set earlier in the year. The decline started as investors became concerned that the group of stocks known as the mag-7 had become overvalued after generating much of the market return since last year. Lilly shares came under pressure as one of the mag-7. The decline accelerated after Lilly reported revenue and earnings that missed expectations, and lowered revenue guidance for the fiscal year. The shares of Thermo Fisher Scientific declined early in the

quarter. Thermos reported earnings that beat expectations, but weak revenue growth. The company reaffirmed revenue and earnings guidance for the fiscal year but the revenue guidance did not indicate a re-acceleration in revenue growth. The shares of UnitedHealth fell sharply in December, as well. Early in the quarter the company reported revenue and earnings that exceeded expectations and reaffirmed earnings guidance for the fiscal year triggering a pullback in the shares. In early December the company reissued guidance prior to its annual investor conference. The announcement lifted revenue guidance above consensus and reaffirmed earnings guidance for fiscal 2024 and 2025. That investor conference coincided with the tragic shooting of CEO Brian Thompson. That assignation created concerns about leadership responsibilities, contributing to further weakness in the shares.

The Bond Fund

The Manor Bond Fund generated a return of –2.07%, net of all fees and expenses, during the quarter ending December 31, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –1.70%, but outperforming comparable mutual funds as measred by the Lipper Intermediate US Government index return of –2.99%. The Fund generated a return of 0.96% during the year ended December 31, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 2.42%, and comparable mutual funds as measured by the Lipper Intermediate US Government index return of 1.06%. The Fund generated an annualized return of –1.10% during the 3-year period ending December 31, 2024 underperforming the Bloomberg Barclay Intermediate Treasury index a return of -0.50%, but outperforming the Lipper index return of –2.04%. The Fund generated an annualized return of –0.12% for the 5-year perioded ending December 31, 2024, underperforming the Bloomberg Barclay Intermediate Treasury index return of 0.48%, but outperforming the Lipper index return of –0.25%. The Fund generated an annualized return of 0.28% for the 10-year period ending December 31, 2024, underperforming the Bloomberg Barclay index return of 1.23%, and the return of 0.0.91% for the Lipper index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

The AI Report Card

It is impressive that ChatGPT was able to generate a response in less than a minute that covered much of the subject matter, but there were several things that I think it missed. First, it reads like a politician with general commentary that missed important points and contained contradictions. It completely missed the major shift in Fed policy towards year end when the Fed aggressively cut rates and then seemed to backtrack. This shift raised uncertainty and contributed to a back-up in yields in the 4th quarter. It also missed the most important event in the bond market with the shift from an inverted yield curve to a normalized yield curve. Both of these events generated were hotly discussed in the financial press. The commentary did not refer to the strong performance of the stock market for the second year in a row and that much of this performance was due to the strength of a small group of mega-cap stocks that dominated the market,, and the risk that this concentration entails. The text also implied that value stocks gained favor, when they significantly underperformed growth stocks, especially towards year-end.

ChatGPT did a good job, but I don't think that they are ready for prime time just yet. While I think that these new tools should be part of our analytical toolbox they will not supplant market knowledge and fundamental valuation when managing investment portfolios. We have been successful by searching for companies that have strong earnings, the capability to grow and a sound financial structure to support that growth. We invest in companies whose share price is attractive relative to those fundamental factors and diversify our portfolios to manage risk. It may not be driven by massive data center but our analytically driven process has produced excellent risk adjusted performance over numerous market cycles.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.